EXHIBIT 10.2
THIRD AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is made as of the 12th day of November, 2021, by and among HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), HEALTHCARE TRUST, INC., a Maryland corporation (“REIT”), THE PARTIES EXECUTING BELOW AS “SUBSIDIARY GUARANTORS” (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (KeyBank and such Lenders hereinafter referred to collectively as the “Lenders”).
W I T N E S S E T H:
WHEREAS, Borrower, Agent and certain of the Lenders entered into that certain First Amended and Restated Senior Secured Credit Agreement dated as of March 13, 2019, as amended by that certain First Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of March 24, 2020, and by that certain Second Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of August 10, 2020 (as the same may be further varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated from time to time, the “Credit Agreement”); and
WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and
WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement (as modified and amended by this Amendment).
2.Modification of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:
(a)By deleting the words and figures “MOBs – seven and one-quarter percent (7.25%)” from the definition of “Applicable Capitalization Rate” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following: “MOBs – seven percent (7.0%)”;
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(b)By inserting the following proviso at the end of the definition of “Business Day” appearing in §1.1 of the Credit Agreement:
“; provided that, when used in connection with SOFR (including, without limitation, any component of the Base Rate that is based upon SOFR or any other calculation or determination involving SOFR), the term "Business Day" means any such day that is also a U.S. Government Securities Business Day.”;
(c)By deleting the word “and” appearing immediately prior to clause (v) of the definition of “Distribution Trigger Conditions” appearing in §1.1 of the Credit Agreement, and inserting the following new clause (vi) following the words “Compliance Certificate” in the last line of said definition:
“and (vi) the Covenant Relief Period shall have terminated.”;
(d)By deleting the words and figures “two (2),” from the definition of “Interest Period” appearing in §1.1 of the Credit Agreement;
(e)By inserting the following new sentence at the end of the definition of “Obligations” appearing in §1.1 of the Credit Agreement:
“Without limiting any of the foregoing, the Obligations shall include the Borrower’s and Guarantors’ obligations to pay, discharge and satisfy any Erroneous Payment Subrogation Rights.”;
(f)By inserting the following new definitions in §1.1 of the Credit Agreement in the appropriate alphabetical order:
“Covenant Relief Period. The period commencing on November 12, 2021, and terminating on (and including) the Covenant Relief Period Termination Date.”;
“Covenant Relief Period Termination Date. The earlier of (a) December 31, 2022 and (b) the date on which the Borrower irrevocably elects to terminate the Covenant Relief Period as specified in the Covenant Relief Period Termination Notice; provided that, with respect to this clause (b), no Default or Event of Default shall have occurred and be continuing as of such date.”;
“Covenant Relief Period Termination Notice. A notice executed by the chief executive officer, president or chief financial officer of the Borrower (a) stating that the Borrower irrevocably elects to terminate the Covenant Relief Period effective as of the last day of the fiscal quarter specified in such notice (provided, that such notice shall have been delivered to the Agent not later than the date of delivery of the Compliance Certificate for such specified fiscal quarter pursuant to

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Section 7.4(c)), (b) certifying that as of the date of such notice and at the time of and immediately after the Covenant Relief Period Termination Date, no Default or Event of Default shall have occurred and be continuing, and (c) enclosing a Compliance Certificate for such specified fiscal quarter demonstrating compliance with the covenants contained in §9 of the Credit Agreement and the other covenants described in such Compliance Certificate, in each case, after giving pro forma effect to the termination of the Covenant Relief Period.”;
“Erroneous Payment. See §14.17(a).”;
“Erroneous Payment Deficiency Assignment. See §14.17(d)(i).”;
“Erroneous Payment Impacted Class. See §14.17(d)(i).”;
“Erroneous Payment Return Deficiency. See §14.17(d)(i).”;
“Erroneous Payment Subrogation Rights. See §14.17(e).”;
“Payment Recipient. See §14.17(a).”; and
“U.S. Government Securities Business Day. Any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.”;
(g)By deleting in its entirety §1.2(n) of the Credit Agreement, and inserting in lieu thereof the following new §1.2(n):
“(n)    The interest rate on LIBOR Rate Loans is determined by reference to the LIBOR, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that in the future, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on LIBOR Rate. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate is no longer available or in certain other

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circumstances as set forth in §4.16 of this Agreement, such §4.16 provides a mechanism for determining an alternative rate of interest. The Agent will notify the Borrower, pursuant to §4.16, in advance of any change to the reference rate upon which the interest rate on LIBOR Loans is based. However, the Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to USD LIBOR (as defined in §4.16) or with respect to any alternative or successor benchmark thereto, or replacement rate therefor or thereof, including, without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to §4.16, will be similar to, or produce the same value or economic equivalence of, USD LIBOR or any other benchmark or have the same volume or liquidity as did USD LIBOR or any other benchmark rate prior to its discontinuance or unavailability.”;
(h)By deleting in its entirety §4.16 of the Credit Agreement, and inserting in lieu thereof the following new §4.16:
“4.16 Successor LIBOR Rate.
(a)    Replacing USD LIBOR. On March 5, 2021, the Financial Conduct Authority (“FCA”), the regulatory supervisor of USD LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-month, 3-month, 6-month and 12-month USD LIBOR tenor settings. On the earliest of (i) July 1, 2023, (ii) the date that all Available Tenors of USD LIBOR have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (iii) the Early Opt-in Effective Date, if the then-current Benchmark is USD LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action by or consent of any other party to, this Agreement or any other Loan Document. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis.
(b)    Replacing Future Benchmarks. If any Benchmark Transition Event occurs after the date hereof (other than as described above in clause (a)), the then-current Benchmark will be replaced with the Benchmark Replacement for all purposes hereunder and under any Loan Document in respect of any Benchmark setting on the later of (i) as of 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders and the Borrower or (ii) such other date as may be determined by the Agent, in

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each case, without any further action or consent of any other party to this Agreement or any other Loan Document, so long as the Agent has not received, by such time (or, in the case of clause (ii) above, such time as may be specified by the Agent as a deadline to receive objections, but in any case, no less than five (5) Business Days after the date such notice is provided to the Lenders and the Borrower), written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of the Base Rate based upon the Benchmark will not be used in any determination of the Base Rate.
(c)    Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement (whether in connection with the replacement of USD LIBOR or any future Benchmark), the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(d)    Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Agent pursuant to this §4.16, including, without limitation, any determination with respect to a tenor, rate or adjustment, or implementation of any Benchmark Replacement Conforming Changes, the timing of implementation of any Benchmark Replacement or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding on all parties hereto absent manifest error and may be made in its sole discretion

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and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this §4.16, and shall not be a basis of any claim of liability of any kind or nature by any party hereto, all such claims being hereby waived individually by each party hereto.
(e)    Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR (or any alternate rate selected in an Early Opt-in Election)), then the Agent may remove any tenor of such Benchmark that is unavailable or non-representative for such Benchmark (including any Benchmark Replacement) settings and (ii) if such tenor becomes available or representative, the Agent may reinstate any previously removed tenor for such Benchmark (including any Benchmark Replacement) settings.
(f)    Certain Defined Terms. As used in this §4.16:
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.
“Benchmark” means, initially, USD LIBOR; provided that if a replacement of the Benchmark has occurred pursuant to this §4.16, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.
“Benchmark Replacement” means, for any Available Tenor:
(1)    for purposes of clause (a) of this §4.16, the first alternative set forth below that can be determined by the Agent:
(a)    the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, and 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration; provided, that, if the Borrower has provided a notification to the Agent in writing on or prior to the date on which the Benchmark Replacement will become effective that the Borrower has a Hedge in place with respect to any of the Loans as of the date of such notice (which such notification the Agent shall be entitled to rely upon and shall have no duty or obligation to ascertain the correctness or completeness of), then the

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Agent will not determine the Benchmark Replacement pursuant to this clause (1)(a) for such Benchmark Transition Event or Early Opt-in Election, as applicable; or
(b)    the sum of: (i) Daily Simple SOFR and (ii) the spread adjustment for an Available Tenor of one-month’s duration (0.11448% (11.448 basis points)); provided, however, that if an Early Opt-in Election has been made, the Benchmark Replacement will be the benchmark selected in connection with such Early Opt-in Election; and
(2)    for purposes of clause (b) of this §4.16, the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value, or zero), in each case, that has been selected pursuant to this clause (2) by the Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time;
provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for all purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Transition Event” means, with respect to any then-current Benchmark (other than USD LIBOR), the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System,

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the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.
“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Agent decides that any such convention is not administratively feasible for the Agent, then the Agent may establish another convention in its reasonable discretion.
“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Majority Lenders.
“Early Opt-in Election” means the occurrence of:
(1) a notification by the Agent to (or the request by the Borrower to the Agent to notify) each of the other parties hereto that at least five (5) currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) either a SOFR-based rate (including SOFR or Term SOFR or any other rate based upon SOFR) as a benchmark rate or an alternate benchmark interest rate to replace USD LIBOR (and such syndicated credit facilities are identified in such notice and are publicly available for review), and
(2) the joint election by the Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Agent of written notice of such election to the Lenders.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the

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modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBOR.
“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
“SOFR” means, for any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org. (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time), on the immediately succeeding Business Day.
“Term SOFR” means, for the applicable corresponding tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“USD LIBOR” means the London interbank offered rate for U.S. dollars.”;
(i)By deleting in its entirety §9.3 of the Credit Agreement and inserting in lieu thereof the following new §9.3:
“§9.3    Adjusted Consolidated EBITDA to Consolidated Fixed Charges. From and after the fiscal quarter commencing on October 1, 2021, the Borrower will not at any time permit the ratio of Adjusted Consolidated EBITDA to Consolidated Fixed Charges for the most recently ended four (4) fiscal quarters to be less than (a) during the Covenant Relief Period, 1.50 to 1.00, and (b) from and after the Covenant Relief Period Termination Date, 1.60:1.00. For the avoidance of doubt, the ratio of Adjusted Consolidated EBITDA to Consolidated Fixed Charges for the most recently ended four (4) fiscal quarters shall not be tested for the fiscal quarter commencing on July 1, 2021 and ending on September 30, 2021; provided, however, Borrower shall be required to report said ratio for such fiscal quarter in the Compliance Certificate delivered with respect to such fiscal quarter pursuant to §7.4(c).”; and
(j)By inserting the following new §14.17 into the Credit Agreement:
“§14.17    Erroneous Payments.

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(a)    If the Agent (x) notifies a Lender, Issuing Lender or any Person who has received funds on behalf of a Lender or Issuing Lender (any such Lender, Issuing Lender or other recipient, a “Payment Recipient”) that the Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Agent) received by such Payment Recipient from the Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Agent pending its return or repayment as contemplated below in this §14.17(a) and held in trust for the benefit of the Agent, and such Lender or Issuing Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Agent may, in its sole discretion, specify in writing), return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)    Without limiting immediately preceding clause (a), each Lender, Issuing Lender or any Person who has received funds on behalf of a Lender or Issuing Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates), or (z) that such Lender, Issuing Lender or other such recipient,

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otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:
(i)    it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(ii)    such Lender or Issuing Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent pursuant to this §14.17(b).
For the avoidance of doubt, the failure to deliver a notice to the Agent pursuant to this §14.17(b) shall not have any effect on a Payment Recipient’s obligations pursuant to §14.17(a) or on whether or not an Erroneous Payment has been made.
(c)    Each Lender or Issuing Lender hereby authorizes the Agent to set off, net and apply any and all amounts at any time owing to such Lender or Issuing Lender under any Loan Document, or otherwise payable or distributable by the Agent to such Lender or Issuing Lender under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Agent has demanded to be returned under immediately preceding clause (a).
(d)(i)    In the event that an Erroneous Payment (or portion thereof) is not recovered by the Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender or Issuing Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Agent’s notice to such Lender or Issuing Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender or Issuing Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant class of Loans with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the

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Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance Agreement (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance Agreement by reference pursuant to an approved electronic platform as to which the Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender or Issuing Lender shall deliver any Notes evidencing such Loans to the Borrower or the Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Agent as the assignee Lender shall become a Lender or Issuing Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning Issuing Lender shall cease to be a Lender or Issuing Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning Issuing Lender, (D) the Agent and the Borrower shall each be deemed to have waived any consent required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.
(ii)    Subject to §18.1 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise), the Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or Issuing Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Agent shall retain all other rights, remedies and claims against such Lender or Issuing Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Agent on or with respect to any such Loans acquired from such Lender pursuant to

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an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Agent) and (y) may, in the sole discretion of the Agent, be reduced by any amount specified by the Agent in writing to the applicable Lender from time to time.
(e)    The parties hereto agree that (x) irrespective of whether the Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or an Issuing Lender, to the rights and interests of such Lender or Issuing Lender, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that, the Borrower’s Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any Guarantor; provided that this §14.17(e) shall not be interpreted to increase (or accelerate the due date for) or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent from the Borrower or any Guarantor for the purpose of making such Erroneous Payment.
(f)    To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.
(g)    Each party’s obligations, agreements and waivers under this §14.17 shall survive the resignation or replacement of the Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.”

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3.Limited Waiver. Subject to the execution and delivery of this Amendment by the Borrower and the Guarantors, the Agent and the Majority Lenders hereby agree that any Default or Event of Default that may have occurred during the period commencing on and including July 1, 2021 and ending on and including September 30, 2021 under §9.3 of the Credit Agreement, and any additional Default or Event of Default resulting therefrom, prior to the effectiveness of this Amendment, if any, shall be waived. The aforesaid waiver shall only be applicable to the limited circumstances described in the immediately preceding sentence, and except as expressly provided in this Amendment, Borrower and Guarantors shall be required to strictly comply with the provisions of the Credit Agreement and the other Loan Documents (as amended hereby). Borrower and Guarantors acknowledge that the Agent and the Lenders party hereto have made no agreement, and are in no way obligated, to grant any future extension, waiver, indulgence or consent.
4.References to Loan Documents. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.
5.Consent and Acknowledgment of Borrower and Guarantors. By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements or instruments executed in connection herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that (a) the Credit Agreement, as modified and amended herein, and the other Loan Documents remains in full force and effect and constitutes the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against such Persons in accordance with their respective terms, (b) that the Guaranty extends to and applies to the Credit Agreement as modified and amended herein, and (c) that the execution and delivery of this Amendment and any other agreements or instruments executed in connection herewith does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.
6.Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)Authorization. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower or any Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, Borrower or any Guarantor or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower or any Guarantor, other than those in favor of Agent, on behalf of itself and the other Lenders, pursuant to the Loan

US_Active\119726713\V-3

Documents, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to the Agent.
(b)Enforceability. This Amendment and any other agreements or instruments executed in connection herewith to which Borrower or any Guarantor is a party are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)Governmental Approvals. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of, or any filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained, and filings after the date hereof of disclosures with the SEC, or as may be required hereafter with respect to tenant improvements, repairs or other work with respect to any Real Estate.
(d)Reaffirmation of Representations and Warranties. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is true and correct in all material respects as of the date hereof, with the same effect as if made at and as of the date hereof, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that, with respect to any representation or warranty which by its terms is made as of a specified date, such representation or warranty is reaffirmed hereby only as of such specified date), in each case, after giving effect to this Amendment. To the extent that any of the representations and warranties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is qualified by “Material Adverse Effect” or any other materiality qualifier, then the qualifier “in all material respects” contained in this Paragraph 6(d) shall not apply with respect to any such representations and warranties.
7.No Default. By execution hereof, the Borrower and the Guarantors certify that, immediately after giving effect to this Amendment, there exists no Default or Event of Default as of the date of this Amendment.
8.Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or the Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.

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9.Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.
10.Effective Date. This Amendment shall be deemed effective and in full force and effect upon confirmation by the Agent of the satisfaction of the following conditions:
(a)the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Majority Lenders;
(b)receipt by Agent of evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment;
(c)receipt by Agent of such other resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request;
(d)delivery to Agent of (i) a Borrowing Base Certificate and (ii) a Compliance Certificate evidencing compliance with the covenants described in §9 of the Credit Agreement and the other covenants described in such Compliance Certificate (as such covenants have been modified pursuant to this Amendment), calculated in good faith based on the pro forma consolidated financial statements of REIT for the calendar quarter ended September 30, 2021; and
(e)the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment.
11.Amendment as Loan Document. This Amendment shall constitute a Loan Document.
12.Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
13.MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement. All interest accrued and unpaid under the Credit Agreement as of the Effective Date shall be due and payable in the amount determined pursuant to the Credit Agreement prior to the effectiveness of this Amendment for periods prior to the Effective Date on the next payment date for such interest set forth in the Credit Agreement.

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14.Electronic Signatures. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of the Agent or the Lenders and any of the Borrower or Guarantors, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto.
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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
            BORROWER:
HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
By:    HEALTHCARE TRUST, INC.,
a Maryland corporation, its general partner

By: /s/ Jason F. Doyle
Name: Jason F. Doyle
Title: Chief Financial Officer, Secretary and                  and Treasurer

(SEAL)

REIT:
HEALTHCARE TRUST, INC., a Maryland corporation By: /s/ Jason F. Doyle Name: Jason F. Doyle Title: Chief Financial Officer, Secretary and Treasurer (SEAL)

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SUBSIDIARY GUARANTORS:

ARHC BMBWNIL01, LLC;
ARHC FMWEDAL01, LLC;
ARHC AHJACOH01, LLC;
ARHC LMHBGPA01, LLC;
ARHC GHGVLSC01, LLC;
ARHC TRS HOLDCO II, LLC;
ARHC DFDYRIN01, LLC;
ARHC FMMUNIN01, LLC;
ARHC DVMERID01, LLC;
ARHC ALSPGFL01, LLC;
ARHC RWROSGA01, LLC;
ARHC WHWCHPA01, LLC;
ARHC AAEKHWI01, LLC;
ARHC CMLITCO01, LLC;
ARHC WGWCHIL01, LLC;
ARHC CHSGDIL01, LLC;
ARHC CHPTNIL01, LLC;
ARHC MTMTNIL01, LLC;
ARHC MVMTNIL01, LLC;
ARHC RHMARIL01, LLC; and
ARHC HHPEOIL01, LLC,
each a Delaware limited liability company

By:_________________________________
Name:
Title: Authorized Signatory

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SUBSIDIARY GUARANTORS:

ARHC ECGVLSC01, LLC;
ARHC SLKLAOR01, LLC;
ARHC DVMERID01 TRS, LLC;
ARHC ALSPGFL01 TRS, LLC;
ARHC RWROSGA01 TRS, LLC;
ARHC WHWCHPA01 TRS, LLC;
ARHC LCDIXIL01, LLC;
ARHC AVBURWI01, LLC;
ARHC RWCUDWI01, LLC;
ARHC ACRICKY01, LLC;
ARHC SSTMPFL01, LLC;
ARHC HCTMPFL01, LLC;
ARHC TPTMPFL01, LLC;
ARHC WCWCHFL01, LLC;
ARHC AHMLWWI01, LLC;
ARHC VSTALFL01, LLC;
ARHC LCDIXIL01 TRS, LLC;
ARHC AVBURWI01 TRS, LLC;
ARHC RWCUDWI01 TRS, LLC; and
ARHC ACRICKY01 TRS, LLC,
each a Delaware limited liability company

By:_________________________________
Name:
Title: Authorized Signatory

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SUBSIDIARY GUARANTORS:

ARHC AHWTMWI01, LLC;
ARHC AHKIEWI01, LLC;
ARHC AHGBYWI01, LLC;
ARHC AHGVLWI01, LLC;
ARHC AHWTFWI01, LLC;
ARHC OCWMNLA01, LLC;
ARHC DDLARFL01, LLC;
ARHC DMDCRGA01, LLC;
ARHC MHCLVOH01, LLC;
ARHC CCGBGIL01, LLC;
ARHC VAGBGIL01, LLC;
ARHC LMFMYFL01, LLC;
ARHC RACLWFL01, LLC;
ARHC DDHUDFL01, LLC;
ARHC RMRWLTX01, LLC;
ARHC GFGBTAZ01, LLC;
ARHC BMWRNMI01, LLC;
ARHC MMJLTIL01, LLC;
ARHC CHCOLIL01, LLC;
ARHC CHCOLIL01 TRS, LLC;
ARHC WMBRPMI01, LLC;
ARHC TCHOUTX01, LLC;
ARHC GDFMHMI01, LLC;
ARHC CMWTSMI001, LLC; and
ARHC CMSHTMI001, LLC,
each a Delaware limited liability company

By:_________________________________
Name:
Title: Authorized Signatory

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SUBSIDIARY GUARANTORS:

ARHC RHMESAZ01, LLC;
ARHC WHYRKPA01, LLC;
ARHC LMLANPA01, LLC;
ARHC PSSGDMA01, LLC;
ARHC PSWSGMA01, LLC;
ARHC PSNHTMA01, LLC;
ARHC CFGREOR01, LLC;
ARHC SFFLDIA01, LLC;
ARHC SPPLSIA01, LLC;
ARHC PHTIPIA01, LLC;
ARHC PSINDIA01, LLC;
ARHC PHOTTIA01, LLC;
ARHC ALELIKY01, LLC;
ARHC CFGREOR01 TRS, LLC;
ARHC SFFLDIA01 TRS, LLC;
ARHC SPPLSIA01 TRS, LLC;
ARHC PHTIPIA01 TRS, LLC;
ARHC PSINDIA01 TRS, LLC;
ARHC PHOTTIA01 TRS, LLC;
ARHC ALELIKY01 TRS, LLC;
ARHC FVECOCA01, LLC;
ARHC FVECOCA01 TRS, LLC;
ARHC CHSPTIL01, LLC;
ARHC UPHBGPA01, LLC;
ARHC UPMBGPA01, LLC;
ARHC UPHBGPA02, LLC,
each a Delaware limited liability company

By:_________________________________
Name:
Title: Authorized Signatory

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SUBSIDIARY GUARANTORS:

ARHC SARCOIL01, LLC;
ARHC CHSPTIL01 TRS, LLC;
ARHC SCTEMTX01, LLC;
ARHC SMMDSIA01, LLC;
ARHC ATROCIL01, LLC;
ARHC BWBRUGA01, LLC;
ARHC DBDUBGA01, LLC;
ARHC HRHAMVA01, LLC;
ARHC BSNPLFL01, LLC;
ARHC SMMDSIA01 TRS, LLC;
ARHC ATROCIL01 TRS, LLC;
ARHC BWBRUGA01 TRS, LLC;
ARHC DBDUBGA01 TRS, LLC;
ARHC BSNPLFL01 TRS, LLC;
ARHC UPMUSIA01, LLC;
ARHC UPMOLIL01, LLC;
ARHC CPCIROH01, LLC;
ARHC QUAD CITIES PORTFOLIO MEMBER, LLC;
ARHC KEKWDTX01, LLC;
ARHC OOHLDOH01, LLC;
ARHC SDGMDWOK01, LLC;
ARHC OPFWNIN01, LLC;
ARHC OPFWNIN02, LLC;
ARHC SPABYNY01, LLC;
ARHC SPTRYNY01, LLC;
ARHC HPOKCOK01, LLC;
ARHC SPABYNY02, LLC;
ARHC SPABYNY03, LLC;
ARHC SLESTPA01, LLC;
ARHC MESCSMI01, LLC;
ARHC NCODSTX01, LLC;
ARHC BPBLPOH01, LLC;
ARHC CHEVLIL01, LLC; and
ARHC CHEVLIL01 TRS, LLC, and
each a Delaware limited liability company

By:_________________________________
Name:
Title: Authorized Signatory

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Third Amendment to First Amended and Restated Senior Secured Credit Agreement

SUBSIDIARY GUARANTORS:

ARHC BMBWNIL01, LLC;
ARHC FMWEDAL01, LLC;
ARHC AHJACOH01, LLC;
ARHC LMHBGPA01, LLC;
ARHC GHGVLSC01, LLC;
ARHC TRS HOLDCO II, LLC;
ARHC DFDYRIN01, LLC;
ARHC FMMUNIN01, LLC;
ARHC DVMERID01, LLC;
ARHC ALSPGFL01, LLC;
ARHC RWROSGA01, LLC;
ARHC WHWCHPA01, LLC;
ARHC AAEKHWI01, LLC;
ARHC CMLITCO01, LLC;
ARHC WGWCHIL01, LLC;
ARHC CHSGDIL01, LLC;
ARHC CHPTNIL01, LLC;
ARHC MTMTNIL01, LLC;
ARHC MVMTNIL01, LLC;
ARHC RHMARIL01, LLC; and
ARHC HHPEOIL01, LLC,
each a Delaware limited liability company

By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

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Third Amendment to First Amended and Restated Senior Secured Credit Agreement

SUBSIDIARY GUARANTORS:

ARHC ECGVLSC01, LLC;
ARHC SLKLAOR01, LLC;
ARHC DVMERID01 TRS, LLC;
ARHC ALSPGFL01 TRS, LLC;
ARHC RWROSGA01 TRS, LLC;
ARHC WHWCHPA01 TRS, LLC;
ARHC LCDIXIL01, LLC;
ARHC AVBURWI01, LLC;
ARHC RWCUDWI01, LLC;
ARHC ACRICKY01, LLC;
ARHC SSTMPFL01, LLC;
ARHC HCTMPFL01, LLC;
ARHC TPTMPFL01, LLC;
ARHC WCWCHFL01, LLC;
ARHC AHMLWWI01, LLC;
ARHC VSTALFL01, LLC;
ARHC LCDIXIL01 TRS, LLC;
ARHC AVBURWI01 TRS, LLC;
ARHC RWCUDWI01 TRS, LLC; and
ARHC ACRICKY01 TRS, LLC,
each a Delaware limited liability company

By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

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Third Amendment to First Amended and Restated Senior Secured Credit Agreement

SUBSIDIARY GUARANTORS:

ARHC AHWTMWI01, LLC;
ARHC AHKIEWI01, LLC;
ARHC AHGBYWI01, LLC;
ARHC AHGVLWI01, LLC;
ARHC AHWTFWI01, LLC;
ARHC OCWMNLA01, LLC;
ARHC DDLARFL01, LLC;
ARHC DMDCRGA01, LLC;
ARHC MHCLVOH01, LLC;
ARHC CCGBGIL01, LLC;
ARHC VAGBGIL01, LLC;
ARHC LMFMYFL01, LLC;
ARHC RACLWFL01, LLC;
ARHC DDHUDFL01, LLC;
ARHC RMRWLTX01, LLC;
ARHC GFGBTAZ01, LLC;
ARHC BMWRNMI01, LLC;
ARHC MMJLTIL01, LLC;
ARHC CHCOLIL01, LLC;
ARHC CHCOLIL01 TRS, LLC;
ARHC WMBRPMI01, LLC;
ARHC TCHOUTX01, LLC;
ARHC GDFMHMI01, LLC;
ARHC CMWTSMI001, LLC; and
ARHC CMSHTMI001, LLC,
each a Delaware limited liability company

By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

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Third Amendment to First Amended and Restated Senior Secured Credit Agreement

SUBSIDIARY GUARANTORS:

ARHC RHMESAZ01, LLC;
ARHC WHYRKPA01, LLC;
ARHC LMLANPA01, LLC;
ARHC PSSGDMA01, LLC;
ARHC PSWSGMA01, LLC;
ARHC PSNHTMA01, LLC;
ARHC CFGREOR01, LLC;
ARHC SFFLDIA01, LLC;
ARHC SPPLSIA01, LLC;
ARHC PHTIPIA01, LLC;
ARHC PSINDIA01, LLC;
ARHC PHOTTIA01, LLC;
ARHC ALELIKY01, LLC;
ARHC CFGREOR01 TRS, LLC;
ARHC SFFLDIA01 TRS, LLC;
ARHC SPPLSIA01 TRS, LLC;
ARHC PHTIPIA01 TRS, LLC;
ARHC PSINDIA01 TRS, LLC;
ARHC PHOTTIA01 TRS, LLC;
ARHC ALELIKY01 TRS, LLC;
ARHC FVECOCA01, LLC;
ARHC FVECOCA01 TRS, LLC;
ARHC CHSPTIL01, LLC;
ARHC UPHBGPA01, LLC;
ARHC UPMBGPA01, LLC;
ARHC UPHBGPA02, LLC,
each a Delaware limited liability company

By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

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Third Amendment to First Amended and Restated Senior Secured Credit Agreement

SUBSIDIARY GUARANTORS:

ARHC SARCOIL01, LLC;
ARHC CHSPTIL01 TRS, LLC;
ARHC SCTEMTX01, LLC;
ARHC SMMDSIA01, LLC;
ARHC ATROCIL01, LLC;
ARHC BWBRUGA01, LLC;
ARHC DBDUBGA01, LLC;
ARHC HRHAMVA01, LLC;
ARHC BSNPLFL01, LLC;
ARHC SMMDSIA01 TRS, LLC;
ARHC ATROCIL01 TRS, LLC;
ARHC BWBRUGA01 TRS, LLC;
ARHC DBDUBGA01 TRS, LLC;
ARHC BSNPLFL01 TRS, LLC;
ARHC UPMUSIA01, LLC;
ARHC UPMOLIL01, LLC;
ARHC CPCIROH01, LLC;
ARHC QUAD CITIES PORTFOLIO MEMBER, LLC;
ARHC KEKWDTX01, LLC;
ARHC OOHLDOH01, LLC;
ARHC SDGMDWOK01, LLC;
ARHC OPFWNIN01, LLC;
ARHC OPFWNIN02, LLC;
ARHC SPABYNY01, LLC;
ARHC SPTRYNY01, LLC;
ARHC HPOKCOK01, LLC;
ARHC SPABYNY02, LLC;
ARHC SPABYNY03, LLC;
ARHC SLESTPA01, LLC;
ARHC MESCSMI01, LLC;
ARHC NCODSTX01, LLC;
ARHC BPBLPOH01, LLC;
ARHC CHEVLIL01, LLC; and
ARHC CHEVLIL01 TRS, LLC, and
each a Delaware limited liability company

By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory
[Signatures

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Third Amendment to First Amended and Restated Senior Secured Credit Agreement

AGENT AND LENDERS:
KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as the Agent
By: /s/ Peter A. Trazerra
Name: Peter A. Trazzera
Title: Vice President
BMO HARRIS BANK N.A., as a Lender
By: /s/ Lloyd Baron
Name: Lloyd Baron
Title: Managing Director
CITIZENS BANK, N.A., as a Lender
By: /s/ Donald Woods
Name: Donald Woods
Title: SVP
BBVA USA, an Alabama banking corporation, f/k/a Compass Bank, as a Lender
By:
Name:
Title:
CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By: /s/ Jason LaGrippe
Name: Jason LaGrippe
Title: Duly Authorized Signatory

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Third Amendment to First Amended and Restated Senior Secured Credit Agreement

COMERICA BANK, as a Lender
By: /s/ Charles Weddell
Name: Charles Weddell
Title: Senior Vice President

SYNOVUS BANK, as a Lender
By: /s/ Zachary Brown
Name: Zachary Brown
Title: Corporate Banker

FIRST HORIZON BANK, SUCCESSOR BY CONVERSION TO FIRST HORIZON BANK, A DIVISION OF FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Christina Blackwell
Name: Christina Blackwell
Title: SVP

SOCIÉTÉ GÉNÉRALE, as a Lender
By: /s/ Richard Bernal
Name: Richard Bernal
Title: Managing Director

Third Amendment to First Amended and Restated Senior Secured Credit Agreement